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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22051

ING International High Dividend Equity Income Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange

Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: February 28, 2010

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

February 28, 2010

ING International High Dividend Equity Income Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

ING International High Dividend Equity Income Fund (the “Fund”) is a non-diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IID.” The primary objective of the Fund is to seek current income and realized gains, with a secondary objective of long-term capital appreciation.

The Fund seeks to achieve its investment objective by investing at least 80% of its managed assets in dividend-producing equity securities of foreign companies and/or derivatives linked to such securities or indices that include such securities. The Fund also seeks to enhance total returns over a market cycle by selling call options on selected international, regional or country indices, and or equity securities.

For the fiscal year ended February 28, 2010, the Fund made monthly total distributions of $1.81 per share, including a return of capital of $1.61 per share and net investment income of $0.20 per share. During the fiscal year, the Fund reduced its monthly distribution from $0.163 to $0.115 per month, commencing with the distribution paid on December 15, 2009.

Based on net asset value (“NAV”), the Fund provided a total return of 51.96% for the fiscal year ended February 28, 2010.(1) This NAV return reflects an increase in its NAV from $8.12 on

February 28, 2009 to $10.52 on February 28, 2010. Based on its share price as of February 28, 2010, the Fund provided a total return of 86.17% for the fiscal year ended February 28, 2010.(2) This share price return reflects an increase in its share price from $7.68 on February 28, 2009 to $12.19 on February 28, 2010.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING Funds our mission is to set the standard in helping our clients manage their financial future. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews

President & Chief Executive Officer

ING Funds

April 9, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)

Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)

Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

MARKET PERSPECTIVE:  YEAR ENDED FEBRUARY 28, 2010

In our semi-annual report, we described how global equities in the form of the MSCI World Index SM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), staged a dramatic recovery beginning on March 9, from a 22% deficit for the calendar year to date. Smaller gains were made in the second half of the fiscal year, and for the whole fiscal year the index rose 46.06%. (The MSCI World IndexSM(1) returned 54.30% for the entire fiscal year, measured in U.S. dollars.) In currencies, the U.S. dollar, on a trade weighted basis, touched a 15-month low in late November but rebounded somewhat against European currencies. For the fiscal year, the U.S. dollar lost 6.9% to the euro, 9.0% against the yen, and 6.4% against the pound.

Gradually, the seeds of recovery from global recession started to bear fruit as opposed to just the “green shoots” on which the prices of risky assets had improbably surged since March. The financial crisis that caused the recession led governments to intervene massively to recapitalize companies considered systemically important, or at least make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants once thought impregnable now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate however (except in China, where banks tend to follow government directions).

“Cash-for-Clunkers” programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S. the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The U.K. reduced value added tax (“VAT”).

Government budget deficits have soared to modern-day records: in the U.S. alone $1.42 trillion for the fiscal year ending September 2009. To keep interest rates down the Federal Reserve Board and the Bank of England have been buying U.S. Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends, is probably the greatest concern for investors. But China’s rate of gross domestic product

(“GDP”) growth is now back above 10% and some key areas of the economy are clearly looking better.

House prices have started to rise again. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in February to have risen for seven consecutive months and was only down 3.1% from a year earlier. Sales of existing homes reached the highest levels since February 2007 but then fell in December and January, perhaps distorted by tax credit effects.

On the employment front, improvement has so far been too slow to sustain a vigorous recovery. Jobs were still being lost as our fiscal year ended, although the trend is falling. The unemployment rate was reported at 9.7% in February, having peaked at 10.2%. Wage growth remains weak and the participation rate (percentage of the population in the labor force) fell to 64.6%, the lowest level since August 1985, before edging up in January.

At least the economy has started to expand again after four quarterly declines. In the third quarter of 2009, GDP in the U.S. rose by 2.2% at an annual rate and in the fourth quarter 5.90%, largely due to inventory rebuilding. U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(3) including dividends returned 53.62% in the fiscal year, five sixths of it in the first half. The rally was led by the financials sector which almost doubled in value. The index suffered its first monthly fall since February 2009 in October, when a rather flat personal incomes report issued on the last day of the month drove the market down by over 2%. A more serious setback took place in January, when, after a bright start, concerns over the employment situation, enforced credit tightening in China and the possibility of sovereign debt default in Greece depressed risk appetites and sent markets tumbling. Profits for S&P 500® companies suffered their ninth straight quarter of annual decline in the third quarter before showing strong improvement in the fourth.

In international markets, the MSCI Japan® Index(4) rose 21.76% over the fiscal year, but actually fell nearly 6.00% in the second half. GDP resumed growth in the fourth quarter, bolstered by government stimulus and because imports are falling faster than exports. But domestic demand is generally weak, with wages down for 18 consecutive months and deflation again the norm. The MSCI Europe ex UK® Index(5) surged 44.27% for the entire fiscal year. As in the U.S. the region’s economy returned to growth in the third quarter of

MARKET PERSPECTIVE:  YEAR ENDED FEBRUARY 28, 2010

2009, by 0.4% over the previous quarter, but only rose by 0.1% in the fourth quarter. Adding to the sense of a stalled recovery, composite sentiment and purchasing managers’ indices slipped after months of increase. Unemployment rose to a decade-high 9.9% and stayed there. Greece’s credit rating was downgraded on concerns about its burgeoning budget deficit. The MSCI UK® Index(6) gained 46.17% for the entire fiscal year. The U.K. had to wait until the fourth quarter for a rise in GDP, of 0.3%. Consumers continued to pay down debt at record rates and the household savings rate rose to 8.6%, the highest since 1998. Yet unemployment stabilized at 7.8% and purchasing managers’ indices held firmly in expansion mode. House prices resumed rising on an annual basis but ominously fell in February for the first month in ten.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND	PORTFOLIO MANAGERS’ REPORT

ING International High Dividend Equity Income Fund’s (the “Fund”) primary investment objective is to provide current income and realized gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by:

•

investing primarily in a portfolio of international dividend producing securities or derivatives linked to such securities or indices that include such securities, which the sub-adviser believes will pay above-average, sustainable, dividends; and

•	selling call options on selected international, regional or country indices, and/or on equity securities.

The Fund is managed by Martin Jansen and David Powers, Portfolio Managers of ING Investment Management Co.*; Nicolas Simar, Manu Vandenbulck, Bas Peeters and Frank van Etten, Portfolio Managers of ING Investment Management Advisors B.V. (Europe); and Teik Cheah, Portfolio Managers of ING Investment Management Asia/Pacific (Hong Kong) Limited.

Equity Portfolio Construction: Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in dividend-producing equity securities of foreign companies (“foreign securities”) and/or derivatives linked to such securities or indices that include such securities. The Fund normally invests across a broad range of countries, industries and market sectors, including in issuers located in countries that are considered emerging markets.

The sub-adviser seeks to construct a portfolio with a dividend yield that exceeds the weighted average dividend yield of the MSCI AC (All Countries) ex USA IndexSM and allocates the Fund’s assets among the Europe region, the Asia Pacific region and the Rest-of-the-World region in proportions (“sleeves”) that depend on the sub-adviser’s assessment of market conditions across the investing spectrum. The target allocation is expected to be approximately 50% invested in the European sleeve in approximately 50-100 European equity securities, 40% invested in the Asia Pacific sleeve in approximately 65-100 Asia Pacific equity securities and 10% invested in the Rest-of-the-World sleeve in approximately 50 equity securities. The Fund invests in approximately 130 to 220 equity securities and will select securities through a bottom-up process that is based upon quantitative screening and fundamental industry, sector and company analysis.

The Fund’s Option Strategy: To generate premiums, the Fund writes (sells) call options on selected international, regional or country indices, and/or on equity securities, with the underlying value of such calls having 20% to 50% of the value of its holdings of equity securities. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. Call options will be written (sold) usually at-the money or near-the-money and will be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund seeks to maintain written call options positions on selected international, regional or country indices, and/or on equity securities whose price movements, taken in the aggregate, are correlated with the price movements of the Fund’s portfolio.

Performance: Based on net asset value (“NAV”) as of February 28, 2010, the Fund provided a total return of 51.96% for the year. This NAV return reflects an increase in its NAV from $8.12 on February 28, 2009 to $10.52 on February 28, 2010. Based on its share price as of

February 28, 2010, the Fund provided a total return of 86.17% for the year. This share price return reflects an increase in its share price from $7.68 on February 28, 2009 to $12.19 on February 28, 2010. To reflect the strategic emphasis of the Fund, the equity portfolio uses a blend of 55% MSCI Europe Index(1) and 45% MSCI Asia Pacific ex-Japan Index(2) as a reference index. The blend of 55% in the MSCI Europe Index and 45% in the MSCI Asia Pacific ex-Japan Index returned 72.58% for the reporting period. During the period, the Fund made monthly total distributions of $1.81 per share, including a return of capital of $1.61 per share and net investment income of $0.20 per share. During the fiscal year, the Fund reduced its monthly distribution from $0.163 to $0.115 per month, commencing with the distribution paid on December 15, 2009. As of February 28, 2010, the Fund had 8,199,250 shares outstanding.

Market Review: To reflect the strategic emphasis of the Fund, the equity portfolio uses a blend of 55% in the MSCI Europe® Index and 45% in MSCI Asia Pacific ex-Japan® Index as a reference index. For the year ended February 28, 2010, this reference index returned 72.58%, reflecting the strong market recovery from early March 2009 as the market became increasingly confident that the unprecedented levels of global monetary and fiscal support would stabilize the global economy. The Asia-Pacific ex-Japan region was especially strong, and returned a stellar 88.91% for the fiscal year.

Top Ten Holdings

as of February 28, 2010

(as a percent of net assets)

BHP Billiton Ltd.	2.0%
Samsung Kodex200 Exchange Traded Fund	1.7%
Commonwealth Bank of Australia	1.3%
HSBC Holdings PLC	1.3%
Novartis AG	1.2%
Royal Dutch Shell PLC — Class B	1.2%
Total S.A.	1.2%
GlaxoSmithKline PLC	1.2%
BP PLC	1.2%
Sanofi-Aventis	1.2%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

Europe recorded a solid gain of 57.81% for the period. Market volatility, which had spiked to record levels in the fourth quarter of 2008, fell steadily as markets recovered; by the fiscal year-end, volatility was near its long-term average but still well above the low levels prevailing before the recent financial crisis.

Equity Portfolio: For the period, the Fund’s underlying equity portfolio underperformed its reference index. In a strong market recovery led by lower quality stocks, our focus on sustainable and growing dividends supported by strong balance sheets constituted a headwind. This phenomenon was especially acute in the financials sector. By the last quarter of 2009, the market had become more discriminating. Well-capitalized and dividend-paying companies have fared relatively well since then. In the Asia Pacific ex-Japan equity sleeve, the lower than market beta embedded in the selection process manifested itself in a selection shortfall in all sectors, especially financials and telecommunication services. The European sleeve similarly lagged its regional benchmark, primarily because of adverse stock selection in the financials and materials sectors, despite a meaningful contribution from industrials. The Fund can invest up to 20% of its assets in regions outside Asia Pacific and Europe (North America, Eastern Europe, Latin America and Africa). The average allocation of about 8% added materially to the result versus the reference index due primarily to strong performances from its energy, utilities, material and healthcare holdings in North and South America. The financials exposure partly offset this positive result.

Option Portfolio: During the reporting period, we wrote call options against Asian/Pacific indices (ASX, KOSPI, TWSE and Hang Seng) and European indices (FTSE 100 and DJ EuroStoxx 50). The option portfolio consists of a basket of short-dated index options generally sold at-the-money and implemented in the over-the-counter market. The options generally had a maturity in the range of four to five weeks. The coverage ratio for both the European and Asia-Pacific sleeves was maintained in the 35-40% range.

Sharply declining market volatility resulted in much lower call premiums received, although the impact was muted by the strongly recovering net asset value of the Fund and the slightly higher average coverage ratio compared to the prior fiscal year. Consequently, the amounts that needed to be paid on the expiry of the options materially exceeded the option premiums received. The coverage ratio for the Fund averaged around 35% for the year. Shareholders benefited from this relatively low coverage ratio, as most of the portfolio participated in the market recovery.

Current Strategy and Outlook: High-dividend and income strategies are designed to dampen volatility versus the broader market across an investment cycle. While we remain constructive on the market outlook, we believe a continuation of the strong gains since the March 2009 market trough is unlikely. For the developed economies, we expect the economic recovery to be anemic by historical standards, as deleveraging and modest consumption growth at best constrains growth. Given this scenario, we believe market gains are likely to be modest and erratic. Our dividend approach, which should capture a substantial portion of the market’s return under these circumstances, is, we believe, well positioned for this outcome. On the other hand, the Fund’s strategic focus on Asia provides exposure to a region that is expected to grow at a much higher rate than the developed economies. While the extreme market volatility of 2008 and early 2009 is unlikely to be repeated, current volatility levels remain higher than when the Fund was launched in September 2007, thereby indicating continued opportunities for attractive call writing to enhance dividend income. The relatively low coverage ratio should also allow the portfolio to participate meaningfully as markets advance.

*	Effective April 19, 2010, Uri Landesman is no longer a portfolio manager to the Fund.
(1)	The MSCI Europe® Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the developed markets in Europe.
(2)	The MSCI Asia Pacific ex-Japan® Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of Asia, excluding Japan.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Performance data represents past performance and is no guarantee of future results.

Past performance is not indicative of future results. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. Investors cannot invest directly in an index.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING International High Dividend Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING International High Dividend Equity Income Fund as of February 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and the period from September 25, 2007 (commencement of operations) to February 29, 2008. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING International High Dividend Equity Income Fund as of February 28, 2010, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 26, 2010

STATEMENT OF ASSETS AND LIABILITIES AS OF FEBRUARY 28, 2010

ASSETS:
Investments in securities at value*	$84,719,964
Cash	1,082,348
Foreign currencies at value**	666,452
Receivables:
Investment securities sold	481,103
Dividends and interest	356,402
Prepaid expenses	789

Total assets	87,307,058

LIABILITIES:
Payable for investment securities purchased	1,078
Payable to affiliates	58,508
Payable for trustees fees	2,180
Other accrued expenses and liabilities	122,866
Written options***	905,773

Total liabilities	1,090,405

NET ASSETS (equivalent to $10.52 per share on 8,199,250 shares outstanding)	$86,216,653

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.01 par value (unlimited shares authorized)	$129,116,857
Distributions in excess of net investment income	(833,153)
Accumulated net realized loss on investments, foreign currency related transactions, and written options	(46,003,330)
Net unrealized appreciation on investments, foreign currency related transactions, and written options	3,936,279

NET ASSETS	$86,216,653

* Cost of investments in securities	$80,620,884
** Cost of foreign currencies	$667,350
*** Premiums received on written options	$748,030

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED FEBRUARY 28, 2010

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,083,016
Interest	28,495

Total investment income	3,111,511

EXPENSES:
Investment management fees	836,423
Transfer agent fees	33,220
Administrative service fees	83,641
Shareholder reporting expense	55,860
Registration fees	1,700
Professional fees	54,394
Custody and accounting expense	64,984
Trustees fees	1,587
Miscellaneous expense	47,621

Total expenses	1,179,430
Net waived and reimbursed fees	(132,566)

Net expenses	1,046,864

Net investment income	2,064,647

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND WRITTEN OPTIONS:
Net realized loss on:
Investments	(5,462,952)
Foreign currency related transactions	(223,742)
Written options	(4,991,353)

Net realized loss on investments, foreign currency related transactions, and written options	(10,678,047)

Net change in unrealized appreciation or depreciation on:
Investments	43,444,062
Foreign currency related transactions	9,209
Written options	(1,023,899)

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	42,429,372

Net realized and unrealized gain on investments, foreign currency related transactions, and written options	31,751,325

Increase in net assets resulting from operations	$33,815,972

* Foreign taxes withheld	$264,290

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2010	Year Ended February 28, 2009
FROM OPERATIONS:
Net investment income	$2,064,647	$4,625,880
Net realized loss on investments, foreign currency related transactions, and written options	(10,678,047)	(35,110,855)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	42,429,372	(23,562,356)

Increase (decrease) in net assets resulting from operations	33,815,972	(54,047,331)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,670,254)	(3,838,907)
Return of capital	(13,057,458)	(12,066,739)

Total distributions	(14,727,712)	(15,905,646)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	1,724,169	191,873
Cost of shares redeemed	(389,261)	(347,523)

Net increase (decrease) in net assets resulting from capital share transactions	1,334,908	(155,650)

Net increase (decrease) in net assets	20,423,168	(70,108,627)

NET ASSETS:
Beginning of year	65,793,485	135,902,112

End of year	$86,216,653	$65,793,485

Distributions in excess of net investment income at end of year	$(833,153)	$(1,125,927)

See Accompanying Notes to Financial Statements

FINANCIAL  HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the year or period.

	Year Ended February 28, 2010	Year Ended February 28, 2009	September 25, 2007(1) to February 29, 2008
Per Share Operating Performance:
Net asset value, beginning of period	$8.12	16.72	19.06 (2)
Income (loss) from investment operations:
Net investment income	$0.25	0.57 *	0.10
Net realized and unrealized gain (loss) on investments	$3.96	(7.22)	(1.79)
Total from investment operations	$4.21	(6.65)	(1.69)
Less distributions from:
Net investment income	$0.20	0.47	0.25
Net realized gains on investments	$—	—	0.17
Return of capital	$1.61	1.48	0.23
Total distributions	$1.81	1.95	0.65
Net asset value, end of period	$10.52	8.12	16.72
Market value, end of period	$12.19	7.68	16.32
Total investment return at net asset value(3)%	51.96	(41.94)	(8.68)
Total investment return at market value(4)%	86.17	(43.74)	(15.06)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$86,217	65,793	135,902
Ratios to average net assets:
Gross expenses prior to expense waiver(5)%	1.41	1.39	1.26
Net expenses after expense waiver(5)(6)%	1.25	1.25	1.24
Net investment income after expense waiver(5)(6)%	2.47	4.31	1.32
Portfolio turnover rate %	55	81	42

(1)	Commencement of operations.
(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.
(3)

Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)

The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, leverage expenses and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2010

NOTE 1 — ORGANIZATION

ING International High Dividend Equity Income Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended February 28, 2010, there have been no significant changes to the fair valuation methodologies.

B.	Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C.	Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Distributions to Shareholders. The Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of monthly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will, be able to declare a dividend in each period.

E.	Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.	Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the year ended February 28, 2010.

The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of February 28, 2010, the total value of written OTC call options subject to Master Agreements in a net liability position was $905,773. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at year end.

H.	Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

I.	Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. During the year ended February 28,

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

2010, the Fund has written call options on equity indices in an attempt to manage this risk. Please refer to Note 7 for the volume of written option activity during the year ended February 28, 2010.

J.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Advisor”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.00% of the Fund’s average daily managed assets. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of February 28, 2010, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (a “Sub-Advisory Agreement”) with ING Investment Management Co. (“ING IM”). ING IM has in turn entered into sub-sub-advisory agreements (each are “Sub-Sub-Advisory Agreement” and collectively, the “Sub-Sub-Advisory Agreements”) with each of ING Investment Management Asia/Pacific (Hong Kong) Limited (“ING IM Asia/Pacific”) and ING Investment Management Advisors B.V. (“IIMA”). Subject to policies as the Board or the Investment Adviser might determine, ING IM, ING IM Asia/Pacific and IIMA manage the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Fund. For year ended February 28, 2010, the Fund did not invest in ING Institutional Prime Money Market Fund and thus waived no such management fees. These fees are not subject to recoupment.

ING Funds Services, LLC (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM, ING IM Asia/Pacific, IIMA, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2010 (CONTINUED)

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

As of February 28, 2010, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued Investment Management Fees	Accrued Administrative Fees	Total
$51,922	$6,586	$58,508

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

The Fund placed a portion of its portfolio transactions with a brokerage firm that is an affiliate of the Investment Adviser. The commission paid to the affiliated firm is:

Affiliated Broker	Commission Paid
ING Baring LLC	$2,459

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the year ended February 28, 2010, excluding short-term securities, were $64,030,003 and $45,966,057, respectively.

NOTE 6 — EXPENSE LIMITATIONS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, leverage expenses, and extraordinary expenses to 1.25% of average daily managed assets. The Investment Adviser may at a later date recoup from the Fund fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Fund provides written notice of the termination within 90 days of the end of the then current term or upon written termination of the Management Agreement.

As of February 28, 2010, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

February 28,
2010	2011	2012	Total
$—	$143,913	$132,566	$276,479

NOTE 7 — TRANSACTIONS IN WRITTEN OPTIONS

Written option activity for the Fund for the year ended February 28, 2010 was as follows:

	Number of Contracts	Premium
Balance at 02/28/09	18,930,570	$995,053
Options Written	195,852,280	10,129,222
Options Expired	(200,367,110)	(10,376,245)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	—	—

Balance at 02/28/10	14,415,740	$748,030

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2010 (CONTINUED)

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS (continued)

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

Non-Diversified. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is highly diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Year Ended February 28, 2010	Year Ended February 28, 2009
Number of Shares
Reinvestment of distributions	151,698	20,653
Shares repurchased	(57,659)	(45,442)

Net increase (decrease) in shares outstanding	94,039	(24,789)

$
Reinvestment of distributions	$1,724,169	$191,873
Shares repurchased, net of commissions	(389,261)	(347,523)

Net increase (decrease)	$1,334,908	$(155,650)

Share Repurchase Program

Effective December 2008, the Board authorized an open-market share repurchase program pursuant to which the Fund may purchase, over the period ending December 31, 2009, up to 10% of its stock, in open- market transactions. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share, in an attempt to reduce or eliminate the discount or to increase the NAV per share of the applicable remaining shares of the Fund.

For the year ended February 28, 2010, the Fund repurchased 57,659 shares, representing approximately 0.7% of the Fund’s outstanding shares for a net purchase price of $389,261 (including commissions of $1,730). Shares were repurchased at a weighted-average discount from NAV per share of 13.27% and a weighted-average price per share of $6.72.

For the year ended February 28, 2009, the Fund repurchased 45,442 shares, representing approximately 0.6% of the Fund’s outstanding shares for a net purchase price of $347,523 (including commissions of ($1,363). Shares were repurchased at a weighted-average discount from NAV per share of 8.35% and a weighted-average price per share of $7.62.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment corporations and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of the Fund’s tax year ended December 31, 2009:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
$(7,338)	$(101,619)	$108,957

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2010 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

the Fund’s tax year-end of December 31, 2010. The tax composition of dividends and distributions as of the Fund’s most recent tax year-ends were as follows:

Tax Year Ended December 31, 2009		Tax Year Ended December 31, 2008
Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
$2,056,938	$13,057,458	$3,835,541	$12,066,739

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the tax year ended December 31, 2009 were:

Unrealized Appreciation	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Date
$7,962,960	$(277,767)	$(41,077)	$(15,251,764)	2016
			(29,731,444)	2017

			$(44,983,208)

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is the Fund’s initial tax year of 2007.

As of February 28, 2010, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — SUBSEQUENT EVENTS

Distributions: Subsequent to February 28, 2010, the Fund made distributions of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.115	2/16/2010	3/15/2010	3/3/2010
$0.115	3/15/2010	4/15/2010	4/6/2010

Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. At the Fund’s tax year end, the Fund may re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any. A significant portion of the monthly distribution payments made by the Fund may constitute a return of capital.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 2010

Shares			Value

COMMON STOCK: 90.8%
Australia: 13.4%
55,756		Amcor Ltd.	$296,051
47,289		AMP Ltd.	251,191
36,264	S	Australia & New Zealand Banking Group Ltd.	750,505
46,316	S	BHP Billiton Ltd.	1,698,513
23,341		Commonwealth Bank of Australia	1,124,996
15,875	S	CSL Ltd.	488,210
123,817	S	CSR Ltd.	179,750
105,531	S	Foster’s Group Ltd.	508,758
5,825		Macquarie Group Ltd.	235,727
33,158	S	National Australia Bank Ltd.	755,520
10,225		Newcrest Mining Ltd.	288,554
13,781		Orica Ltd.	308,013
18,838		Origin Energy Ltd.	283,671
15,938		QBE Insurance Group Ltd.	305,165
7,695	S	Rio Tinto Ltd.	485,992
21,437		Santos Ltd.	249,301
45,192		Suncorp-Metway Ltd.	345,523
57,108		TABCORP Holdings Ltd.	345,733
119,100		Telstra Corp. Ltd.	316,501
16,005		Wesfarmers Ltd.	445,735
42,602	S	Westpac Banking Corp.	995,900
10,703		Woodside Petroleum Ltd.	416,302
19,433	S	Woolworths Ltd.	466,969

			11,542,580

Bahamas: 0.8%
24,887	@	Teekay LNG Partners LP	679,166

			679,166

Brazil: 1.6%
11,144		CPFL Energia S.A. ADR	695,943
23,500		Vale S.A. ADR	654,710

			1,350,653

Canada: 0.7%
14,274		Bank of Nova Scotia	648,468

			648,468

China: 5.4%
492,000		Anhui Expressway Co. Ltd.	325,502
1,032,000		Bank of China Ltd.	501,438
213,000		China Coal Energy Co. - Class H	339,385
725,000		China Construction Bank	548,023
142,000		China Life Insurance Co. Ltd.	629,126
516,000		China Petroleum & Chemical Corp.	407,711
76,000		China Yurun Food Group Ltd.	226,018
476,000		Datang International Power Generation Co. Ltd.	216,488
736,000		Industrial and Commercial Bank of China Ltd.	520,442
486,000		PetroChina Co. Ltd.	543,740
892,000		Renhe Commercial Holdings Co. Ltd	204,540
117,000		Shimao Property Holdings Ltd.	195,060

			4,657,473

Denmark: 0.4%
8,039		D/S Norden	337,824

			337,824

Shares			Value

Finland: 0.6%
35,761		Nokia OYJ	$482,925

			482,925

France: 6.0%
6,222	S	BNP Paribas	449,520
9,279		Bouygues S.A.	425,796
10,158		Capgemini S.A.	467,815
10,248		Carrefour S.A.	472,577
14,017	S	Sanofi-Aventis	1,022,997
18,667	S	Total S.A.	1,040,178
13,918		Veolia Environnement	450,994
8,427		Vinci S.A.	440,595
17,518	S	Vivendi	440,776

			5,211,248

Germany: 4.6%
6,024	S	Allianz AG	695,017
10,006	S	Bayer AG	663,104
6,434		Deutsche Boerse AG	447,189
23,331	S	E.ON AG	830,254
8,556		Metro AG	438,731
3,395	S	Muenchener Rueckversicherungs AG	525,078
16,109		Symrise	343,523

			3,942,896

Hong Kong: 7.0%
112,000		BOC Hong Kong Holdings Ltd.	252,406
37,000		Cheung Kong Holdings Ltd.	451,304
94,000		China Merchants Holdings International Co. Ltd.	338,498
89,000		China Mobile Ltd.	878,633
162,000		China Resources Land Ltd.	337,339
40,000		CLP Holdings Ltd.	276,470
338,000		CNOOC Ltd.	531,671
50,210		Esprit Holdings Ltd.	357,801
26,600		Hang Seng Bank Ltd.	388,844
20,600		Hong Kong Exchanges and Clearing Ltd.	344,559
45,500		HongKong Electric Holdings	254,694
31,000		Hutchison Whampoa Ltd.	222,347
62,000		Li & Fung Ltd.	288,083
115,000		Shanghai Industrial Holdings Ltd.	494,010
26,000		Sun Hung Kai Properties Ltd.	361,099
48,000		Wharf Holdings Ltd.	247,170

			6,024,928

India: 2.6%
13,300		ICICI Bank Ltd. ADR	508,725
11,000		Infosys Technologies Ltd. ADR	625,900
9,423	@	Oil & Natural Gas Corp. Ltd. (Equity Certificates, Issuer: ABN Amro Bank N.V.)	228,417
9,920		Reliance Industries - Spons GDR	420,105
14,000		Sterlite Industries India Ltd. ADR	236,460
13,500		Tata Motors Ltd. ADR	218,430

			2,238,037

Indonesia: 0.9%
280,000		Bank Rakyat Indonesia	214,949
203,500		PT Tambang Batubara Bukit Asam Tbk	340,949
229,500		Telekomunikasi Indonesia Tbk PT	205,007

			760,905

See Accompanying Notes to Financial Statements

20

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 2010 (CONTINUED)

Shares			Value

Ireland: 0.5%
19,411		CRH PLC	$441,891

			441,891

Italy: 2.7%
20,149		Autostrade S.p.A.	465,142
35,009		Banche Popolari Unite Scpa	436,078
36,006		ENI S.p.A.	812,624
26,954		Prysmian S.p.A.	463,997
59,821		Saras S.p.A.	137,403
17,264		Telecom Italia S.p.A. RNC	18,323

			2,333,567

Malaysia: 1.2%
133,000		Commerce Asset Holdings BHD	508,786
69,387		Public Bank BHD	226,199
359,300		Resorts World BHD	287,268

			1,022,253

Netherlands: 3.1%
42,325		Reed Elsevier NV	484,337
40,480	S	Royal Dutch Shell PLC - Class B	1,060,387
29,929		Royal KPN NV	476,509
22,962		Unilever NV	690,288

			2,711,521

New Zealand: 0.3%
147,783		Telecom Corp. of New Zealand Ltd.	240,432

			240,432

Norway: 0.9%
27,896		Aker Kvaerner ASA	369,692
19,517		Statoil ASA	438,282

			807,974

Philippines: 0.3%
4,150		Philippine Long Distance Telephone Co.	234,864

			234,864

Portugal: 0.4%
65,453		Banco Espirito Santo S.A.	326,384

			326,384

Singapore: 1.9%
64,500		DBS Group Holdings Ltd.	641,528
172,000		Singapore Press Holdings Ltd.	453,602
130,000		Singapore Telecommunications Ltd.	281,814
180,000		StarHub Ltd.	274,078

			1,651,022

South Korea: 3.6%
18,440		Kangwon Land, Inc.	262,250
12,632		KB Financial Group, Inc.	530,034
41,250		Korea Exchange Bank	452,751
5,744		KT&G Corp.	317,928
6,710		LG Corp.	352,688
1,145		Posco	526,111
1,100		Samsung Electronics Co. Ltd.	705,192

			3,146,954

Spain: 2.2%
22,954	S	Banco Bilbao Vizcaya Argentaria S.A.	297,676
49,889	S	Banco Popular Espanol S.A.	329,965

Shares			Value

Spain: (continued)
31,258	S	Banco Santander Central Hispano S.A.	$406,393
55,650	S	Iberdrola S.A.	447,535
19,598		Telefonica S.A.	459,584

			1,941,153

Sweden: 1.1%
34,063		Svenska Cellulosa AB - B Shares	503,435
46,163		Telefonaktiebolaget LM Ericsson	461,565

			965,000

Switzerland: 6.1%
25,702	@	ABB Ltd.	520,736
19,360	S	Credit Suisse Group	861,924
18,923	S	Nestle S.A.	941,989
19,412	S	Novartis AG	1,075,603
3,968		Roche Holding AG - Genusschein	662,932
1,324		Swisscom AG	454,823
2,937	S	Zurich Financial Services AG	708,448

			5,226,455

Taiwan: 5.2%
157,277		Acer, Inc.	441,121
457,647		China Steel Corp.	459,373
159,298		Chunghwa Telecom Co. Ltd.	298,174
583,150		First Financial Holding Co. Ltd.	313,455
34,125		High Tech Computer Corp.	344,819
136,850		HON HAI Precision Industry Co. Ltd.	541,939
15,000		MediaTek, Inc.	236,175
254,520		Quanta Computer, Inc.	519,545
94,000		Taiwan Fertilizer Co. Ltd.	284,080
331,301		Taiwan Semiconductor Manufacturing Co. Ltd.	606,617
236,512		Wistron Corp.	405,661

			4,450,959

Thailand: 0.7%
112,600		Kasikornbank PCL	306,218
43,400		PTT PCL	304,170

			610,388

Turkey: 0.8%
36,728		Tupras Turkiye Petrol Rafine	666,499

			666,499

United Kingdom: 12.4%
13,980	S	AstraZeneca PLC	617,498
116,324	S	BP PLC	1,024,919
13,803	S	British American Tobacco PLC	469,314
212,885	S	BT Group PLC	373,350
68,289	S	Compass Group PLC	507,822
29,797	S	Diageo PLC	485,563
57,600	S	Drax Group PLC	351,158
55,612	S	GlaxoSmithKline PLC	1,028,159
53,684	S	Greene King PLC	353,637
101,289	S	HSBC Holdings PLC	1,111,175
13,401	S	Johnson Matthey PLC	324,856
233,159		Royal & Sun Alliance Insurance Group	461,159
36,147	S	Scottish & Southern Energy PLC	617,529
28,917	S	Smiths Group PLC	458,248
128,269	S	Stagecoach Group PLC	342,125
55,500	S	Tate & Lyle PLC	356,480

See Accompanying Notes to Financial Statements

21

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 2010 (CONTINUED)

Shares			Value

United Kingdom: (continued)
94,924	S	Thomas Cook Group PLC	$341,356
42,361	S	United Utilities Group PLC	351,291
301,854	S	Vodafone Group PLC	652,265
51,078		WPP PLC	468,880

			10,696,784

United States: 3.4%
9,000	S	Chevron Corp.	650,700
42,400	S	General Electric Co.	680,944
17,100		Merck & Co., Inc.	630,648
9,948		Philip Morris International, Inc.	487,253
21,700	S	Pitney Bowes, Inc.	496,930

			2,946,475

		Total Common Stock (Cost $74,755,812)	78,297,678

REAL ESTATE INVESTMENT TRUSTS: 3.6%
Australia: 0.5%
39,922	S	Westfield Group	429,210

			429,210

France: 0.4%
1,697	S	Unibail	334,830

			334,830

Netherlands: 0.8%
5,938		Corio NV	367,256
3,942		Wereldhave NV	354,639

			721,895

Singapore: 1.1%
660,000		Ascendas India Trust	455,431
329,600		Ascendas Real Estate Investment Trust	452,828

			908,259

United Kingdom: 0.8%
36,352	S	Land Securities Group PLC	350,750
68,850	S	Segro PLC	334,973

			685,723

		Total Real Estate Investment Trusts (Cost $3,290,238)	3,079,917

EXCHANGE-TRADED FUNDS: 2.3%
India: 0.6%
82,700	@	iShares MSCI India	548,301

			548,301

South Korea: 1.7%
80,311		Samsung Kodex200 Exchange Traded Fund	1,466,495

			1,466,495

		Total Exchange-Traded Funds (Cost $1,251,735)	2,014,796

PREFERRED STOCK: 1.6%
Germany: 0.6%
5,691		Volkswagen AG	463,829

			463,829

Shares		Value

South Korea: 1.0%
7,350	Hyundai Motor Co.	$263,359
1,429	Samsung Electronics Co. Ltd.	600,385

		863,744

	Total Preferred Stock (Cost $1,323,099)	1,327,573

Total Investments in Securities (Cost $80,620,884) *	98.3%	$84,719,964
Other Assets and Liabilities - Net	1.7	1,496,689

Net Assets	100.0%	$86,216,653

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
*	Cost for federal income tax purposes is $82,938,810.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$9,415,592
Gross Unrealized Depreciation	(7,634,438)

Net Unrealized Appreciation	$1,781,154

See Accompanying Notes to Financial Statements

22

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 2010 (CONTINUED)

Industry	Percentage of Net Assets
Agriculture	1.5%
Auto Manufacturers	1.2
Banks	16.1
Beverages	1.2
Biotechnology	0.6
Building Materials	0.5
Chemicals	1.9
Coal	0.8
Commercial Services	0.9
Computers	3.3
Distribution/Wholesale	0.3
Diversified	2.6
Diversified Financial Services	2.2
Electric	3.9
Electrical Components & Equipment	0.5
Electronics	0.6
Engineering & Construction	2.0
Entertainment	0.4
Food	4.2
Food Service	0.6
Forest Products & Paper	0.6
Holding Companies - Diversified	2.3
Insurance	4.2
Iron/Steel	1.1
Leisure Time	0.4
Lodging	0.6
Media	2.1
Mining	4.3
Miscellaneous Manufacturing	1.5
Office Property	0.5
Office/Business Equipment	0.6
Oil & Gas	10.7
Packaging & Containers	0.3
Pharmaceuticals	5.8
Real Estate	1.8
Retail	1.3
Semiconductors	2.5
Shopping Centers	0.5
Telecommunications	7.1
Transportation	1.6
Water	0.9
Other Long-Term Investments	2.3
Other Assets and Liabilities - Net	1.7

Net Assets	100.0%

See Accompanying Notes to Financial Statements

23

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of February 28, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 2/28/2010
Asset Table
Investments, at value
Common Stock
Australia	$—	$11,542,580	$—	$11,542,580
Bahamas	679,166	—	—	679,166
Brazil	1,350,653	—	—	1,350,653
Canada	648,468	—	—	648,468
China	—	4,657,473	—	4,657,473
Denmark	—	337,824	—	337,824
Finland	—	482,925	—	482,925
France	—	5,211,248	—	5,211,248
Germany	—	3,942,896	—	3,942,896
Hong Kong	531,164	5,493,764	—	6,024,928
India	1,589,515	648,522	—	2,238,037
Indonesia	—	760,905	—	760,905
Ireland	—	441,891	—	441,891
Italy	—	2,333,567	—	2,333,567
Malaysia	—	1,022,253	—	1,022,253
Netherlands	—	2,711,521	—	2,711,521
New Zealand	240,432	—	—	240,432
Norway	—	807,974	—	807,974
Philippines	—	234,864	—	234,864
Portugal	—	326,384	—	326,384
Singapore	—	1,651,022	—	1,651,022
South Korea	317,928	2,829,026	—	3,146,954
Spain	—	1,941,153	—	1,941,153
Sweden	—	965,000	—	965,000
Switzerland	—	5,226,455	—	5,226,455
Taiwan	—	4,450,959	—	4,450,959
Thailand	—	610,388	—	610,388
Turkey	—	666,499	—	666,499
United Kingdom	—	10,696,784	—	10,696,784
United States	2,946,475	—	—	2,946,475

Total Common Stock	8,303,801	69,993,877	—	78,297,678

Real Estate Investment Trusts	455,431	2,624,486	—	3,079,917
Exchange-Traded Funds	2,014,796	—	—	2,014,796
Preferred Stock	—	1,327,573	—	1,327,573

Total Investments, at value	$10,774,028	$73,945,936	$—	$84,719,964

Liabilities Table
Other Financial Instruments+:
Written options	—	(905,773)	—	(905,773)

Total Liabilities	$—	$(905,773)	$—	$(905,773)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

24

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 2010 (CONTINUED)

Written OTC Call Options

# of Contracts	Counterparty	Description	Expiration Date	Strike Price/Rate		Premiums Received	Value
1,300	Merrill Lynch	Australia S&P/ASX 200 Index	03/11/10	4,493.39	AUD	$119,522	$(177,636)
2,320	Morgan Stanley	Dow Jones Euro Stoxx 50	03/11/10	2,692.05	EUR	242,828	(218,332)
1,020	Morgan Stanley	FTSE 100 Index	03/11/10	5,152.15	GBP	190,783	(330,375)
1,400	Morgan Stanley	Hong Kong Hang Seng Index	03/11/10	20,237.97	HKD	92,982	(103,690)
14,400,000	Merrill Lynch	Korea KOSPI 200 Index	03/11/10	207.44	KRW	57,024	(42,941)
9,700	ABN AMRO Bank, N.V.	Taiwan TAIEX Index	03/11/10	7,441.38	TWD	44,891	(32,799)

						$748,030	$(905,773)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of February 28, 2010 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options	$905,773

Total Liability Derivatives		$905,773

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended February 28, 2010 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Written options
Equity contracts	$(4,991,353)

Total	$(4,991,353)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Written options
Equity contracts	$(1,023,899)

Total	$(1,023,899)

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of February 28, 2010
% of Total Net Assets against which calls written	35.70%
Average Days to Expiration at time written	28 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$748,030
Value of calls	$(905,773)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

25

TAX INFORMATION (UNAUDITED)

Distributions paid during the year ended February 28, 2010 were as follows:

Fund Name	Type	Per Share Amount

ING International High Dividend Equity Income Fund	NII	$0.2051
	ROC	$1.6069

NII - Net investment income

ROC - Return of capital

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

26

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affair of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	July 2007 - Present	Consultant, Glantuam Partners, LLC (January 2009 - Present); President, National Charity League/Canaan Parish Board (April 2005 - March 2009) and Consultant (January 2005 - Present).	136	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	May 2007 - Present	President and Chief Executive Officer, Bechtler Arts Foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - March 2006).	136	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	May 2007 - Present	Consultant and President, Ravengate Partners LLC (January 2000 - Present).	136	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund (2009-Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Trustee	August 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	136	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	May 2007 - Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	136	None.

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	May 2007 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	136	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	May 2007 - Present	Consultant (May 2001 - Present).	136	Centerra Gold (May 2008 - Present) and Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Chairman/ Trustee	May 2007 - Present	President, Springwell Corporation (March 1989 - Present).	136	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships Held by Trustee
Trustees who are “Interested Persons:”

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	July 2007 - Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	136	Intact Financial Corporation (December 2004 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	May 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	178	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC(8) (April 2002- Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC and ING Funds Distributor, LLC(7) (December 2005 - Present); ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services, LLC (December 2006 - Present).

(1)

The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table (except for Mr. Mathews),“Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)

Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

28

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	April 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	April 2007 - Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President and Chief Investment Risk Officer	April 2007 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	April 2007 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009- Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009- Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	April 2007 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	April 2007 - Present	Senior Vice President, ING Investments, LLC(2) (June 1995 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	April 2007 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	April 2007 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Vice President	April 2007 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal Registration Statements (June 2003 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

29

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	April 2007 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	April 2007 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

30

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, ING International High Dividend Equity Income Fund’s (the “Fund”) existing investment advisory, sub-advisory and sub-sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of the Fund, including a majority of Board members who have no direct or indirect interest in the advisory, sub-advisory and sub-sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 12, 2009, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”), the sub-advisory contract (the “Sub-Advisory Contract”) with ING Investment Management Co. (the “Sub-Adviser”) and the sub-sub-advisory contracts (“Sub-Sub-Advisory Contract”) with ING Investment Management Asia/Pacific (Hong Kong) Limited and ING Investment Management Advisors B.V. (the “Sub-Sub-Advisers”).

The Independent Trustees also held separate meetings on October 13 and November 10, 2009 to consider the renewal of the Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 12, 2009 meeting, the Board voted to renew the Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts were considered at the same Board meeting, the Trustees considered the Fund’s advisory, sub-advisory, and sub-sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts for the one-year period ending November 30, 2010. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory, sub-advisory, and sub-sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Fund’s existing Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Investment Review Committees (“IRCs”), including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and the Fund is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Fund’s Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007, 2008 and 2009, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and the proposed Selected Peer Group of investment companies (“SPG”) to be used by the Fund for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs, including the I/B/F IRC, review benchmarks used to assess the performance of the funds in the ING Funds complex. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Fund’s Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts that would be effective through November 30, 2010. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts for the Fund for the year ending November 30, 2010, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser, Sub-Adviser, and Sub-Sub-Advisers. This included information regarding the Adviser, Sub-Adviser, and Sub-Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 12, 2009 meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its SPG, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser, Sub-Adviser, and Sub-Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts (6) copies of the Forms ADV for the Adviser, Sub-Adviser, and Sub-Sub-Advisers; (7) financial statements for the Adviser, Sub-Adviser, and Sub-Sub-Advisers; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Fund’s) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its SPG and designated benchmark; (9) independent analyses of Fund performance by the Fund’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

The Fund’s common shares were used for purposes of certain comparisons to the funds in its SPG. Common

32

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

shares were selected because they are the only Fund class issued and outstanding. The common shares were compared to the analogous class of shares for each fund in the SPG. The mutual funds included in the Fund’s SPG were selected based upon criteria designed to mirror the Fund share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the sub-advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the funds in the ING Funds complex (including the Fund) on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s IRCs to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and Sub-Sub-Advisers.

In considering the Fund’s Advisory Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the ING family of funds. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser, Sub-Adviser, and Sub-Sub-Adviser personnel with codes of ethics. The Board considered reports from the Fund’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser, Sub-Adviser, and Sub-Sub-Advisers are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser, Sub-Adviser, and Sub-Sub-Advisers, and evaluated the ability of the Adviser, Sub-Adviser, and Sub-Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the ING Funds complex) by the Adviser, Sub-Adviser, and Sub-Sub-Advisers, and whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser, Sub-Adviser and Sub-Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser, Sub-Adviser, and Sub-Sub-Advisers are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser, Sub-Adviser, and Sub-Sub-Advisers were appropriate.

Fund Performance

In assessing the advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of the Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median, SPG and primary benchmark. The

33

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

FACT sheet performance data was as of June 30, 2009. In addition, the Board also considered at its November 12, 2009 meeting certain additional data regarding performance and the Fund’s asset level as of September 30, 2009.

The Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board considered the compensation under an Advisory Contract with level fees that does not include breakpoints, taking into account that the Fund is a closed-end fund. The Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that the Fund had experienced material declines in assets, especially during October 2008, due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of this asset decline, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser, Sub-Adviser, and Sub-Sub-Advisers to other clients, including other registered investment companies and institutional accounts. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser, Sub-Adviser, or Sub-Sub-Advisers (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable to the Adviser, Sub-Adviser, and Sub-Sub-Advisers for services for the Fund. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund.

The Board considered: (1) the fee structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser, Sub-Adviser, and Sub-Sub-Advisers and their respective affiliates from their association with the Fund. For the Fund, the Board determined that the fees payable to the Adviser, Sub-Adviser, and Sub-Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by the Sub-Adviser and Sub-Sub-Advisers with respect to their profitability. Further, the Board considered that the decline in the Fund’s asset levels caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser, Sub-Advisers and Sub-Sub-Advisers.

In considering the fees payable under the Advisory, Sub-Advisory and Sub-Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account: (1) that the Fund has been operating at a loss to the Adviser; and (2) Management’s representations that closed-end funds have unique distribution characteristics and their pricing structures are highly driven by the market and competitive environment at the time of their initial offering when their fee structures were established.

The Board recognized that analysis of the Adviser’s profitability is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all the factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

35

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING International High Dividend Equity Income Fund was held June 23, 2009, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To elect three members of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund, with all three individuals to serve as Class II Trustees, for a term of three-years, and until the election and qualification of their successors.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Total Shares Voted
Class II Trustees	Collen D. Baldwin	7,278,100.404	231,666.238	0	7,509,766.642
	Robert W. Crispin	7,315,696.328	194,070.314	0	7,509,766.642
	Peter S. Drotch	7,273,277.973	236,488.669	0	7,509,766.642

*	Proposal Passed

36

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. During the reporting period, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s Portfolio.

During the fiscal year, the Fund reduced its monthly distribution from $0.163 to $0.115 per month, commencing with the distribution paid on December 15, 2009.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting BNY (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

It is contemplated that the Fund will pay monthly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a

37

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2010 DISTRIBUTIONS:

Declaration Date	Ex-Dividend Date	Payable Date
January 15, 2010	February 1, 2010	February 17, 2010
February 17, 2010	March 1, 2010	March 15, 2010
March 15, 2010	April 1, 2010	April 15, 2010
April 15, 2010	May 3, 2010	May 17, 2010
May 17, 2010	June 1, 2010	June 15, 2010
June 15, 2010	July 1, 2010	July 15, 2010
July 15, 2010	August 2, 2010	August 16, 2010
August 16, 2010	September 1, 2010	September 15, 2010
September 15, 2010	October 1, 2010	October 15, 2010
October 15, 2010	November 1, 2010	November 15, 2010
November 15, 2010	December 1, 2010	December 15, 2010
December 15, 2010	December 29, 2010	January 17, 2011

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IID).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of February 28, 2010 was 7,218, which does not include beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on May 26, 2010 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

38

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Shareowner Services

480 Washington Boulevard

Jersey City, NJ 07310-1900

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

PRAR-UIID	(0210-042310)

Item 2.	Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley and Peter S. Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $22,000 for the year ended February 28, 2010 and $22,000 for the year ended February 28, 2009.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KMPG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item were $2,150 for the year ended February 28, 2010 and $2,150 for the year ended February 28, 2009.

(c)	Tax Fees: The aggregate fees billed in each the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $6,360 in the year ended February 28, 2010 and $5,961 for the year ended February 28, 2009. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for all other fees were $2,500 for the year ended February 28, 2010 and $0 for the year ended February 28, 2009.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: November 13, 2008

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,600 per audit

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $21,000 per fund per year

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	✓		Not to exceed $120,000 during the Pre-Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated: January 1, 2009

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $2,011,031 for the year ended February 28, 2010 and $1,637,485 for the year ended February 28, 2009.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.	Audit Committee of Listed Registrants.

a.	The registrant has a separately-designated standing audit committee. The members are J. Michael Earley, Patricia W. Chadwick and Peter S. Drotch.

b.	Not applicable.

Item 6.	Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date: July 10, 2003

Revision Date: March 25, 2010

I.	INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or plans of reorganization. The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.	COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund

[1]

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.	DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds. In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”). Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors1, has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted. However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder

[1]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

2

fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.	APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V. VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

3

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

4

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

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4.	Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.	CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.	REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the ING Funds’ website. The proxy voting record for each Fund will also be available on Form N-PX in the EDGAR database on the SEC’s website. For any Fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the ING Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the ING Funds’ website. If any feeder fund was solicited for vote by its underlying

6

master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III above will be included on the ING Funds’ website and in the Fund’s Form N-PX.

7

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST1

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

[1]	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.	INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.	ROLES AND RESPONSIBILITIES

A.	Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is ISS Governance Services, a unit of RiskMetrics Group, Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

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The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

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A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.	Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or

12

restriction. Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting. In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.	VOTING PROCEDURES

A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

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1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are

14

silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.	The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.	ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information

15

and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.	REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A

16

record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

17

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation
Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President – Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Senior Counsel, ING Americas US Legal Services

Effective as of January 1, 2010

18

EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.	INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.	GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, ISS Governance Services, a unit of RiskMetrics Group, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.	The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation. Support shall be withheld from culpable nominees as appropriate, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD support from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD support from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally vote FOR a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis. Generally, vote FOR nominees when:

(1)	The issue relevant to the majority negative vote has been adequately addressed or cured (issuers with nominees receiving majority negative votes related to adoption of poison pills without shareholder approval will be expected to provide compelling rationale if they do not elect to redeem the pill or put it to a vote), or

(2)	The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

Vote FOR inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee. Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)	Where applicable and except as otherwise provided for herein, vote FOR nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(2)	In cases in which the Agent has identified a “pay for performance” disconnect, or internal pay disparity, as such issues are defined by the Agent, DO NOT WITHHOLD support from director nominees. However, generally do WITHHOLD support from nominees cited by the Agent for structuring or increasing equity compensation in a manner intended to deliver a consistent dollar value without regard to performance measures.

(3)	If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, vote FOR such nominees if mitigating provisions or board actions (e.g., clawbacks) are present but generally WITHHOLD support if they are not.

(4)	If the Agent recommends withholding support from nominees in connection with potential change in control payments or tax-gross-ups on change in control payments,

vote FOR the nominees if the amount appears reasonable and no material governance concerns exist. Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(5)	If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace, buy back or exchange options, generally WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(6)	If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), vote FOR such nominees if the company has provided adequate rationale or disclosure or the plan itself is being put to shareholder vote at the same meeting. If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(7)	If the Agent recommends withholding support from nominees in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties and the company’s line of business.

(8)	Generally WITHHOLD support from nominees in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because they are overly cash-based/lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions. Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(9)	If the Agent recommends withholding support from nominees in connection with executive compensation practices related to tax gross-ups, perquisites, provisions related to retention or recruitment, including contract length or renewal provisions, “guaranteed” awards, pensions/SERPs, severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue. Generally DO NOT WITHHOLD support solely due to such practices if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive, and generally WITHHOLD support in such cases when named executives have material input into setting their own compensation.

(10)	If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(11)	If shareholders have been provided with an advisory vote on executive compensation (say on pay), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns. Issuers receiving negative recommendations on both director nominees and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

(12)	If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)	Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)	Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)	If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis. Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)	If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis. Generally:

(1)	WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)	WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)

Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)	When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided. If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the board’s process for determining the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one-and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)	Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time, and

(2)	Maintains a dual class capital structure, has authority to issue blank check preferred stock, or is a controlled company.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except support proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals:

•	Asking that more than a simple majority of directors be independent.

•	Asking that board compensation and/or nominating committees be composed exclusively of independent directors.

•	Limiting the number of public company boards on which a director may serve.

•	Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•	Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•

Limiting the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)	Only if the director’s legal expenses would be covered.

2.	Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.	Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors. Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices. If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. For purposes of this review, fees deemed to be reasonable, generally non-recurring, exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded. If independence concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.	Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings or to Act by Written Consent

Generally, vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings or to take action by written consent. Consider on a CASE-BY-CASE basis management proposals about which the Agent has cited anti-takeover concerns.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.	Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote.

Generally, vote FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal, or, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.	Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•	If the dissidents agree, the policy remains in place.

•	If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard. Generally, vote FOR management proposals, irrespective of whether the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated. For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.	Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally vote FOR:

•

Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•

Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•

Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•	Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•	Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights. Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if management has provided adequate rationale and/or disclosure.

Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals. This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the Investment Professional(s) for a given Fund to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.	Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•

Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•

Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•

Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on the relevant board or committee member(s), or equity compensation burn rate or pay for performance as defined by Agent.

•	Generally, vote AGAINST plans administered by potential grant recipients.

•

Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•

Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•	Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control).

•	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards. Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice. Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements for shareholder ratification, unless such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention, generally voting FOR such compensation arrangements if the issuer has provided adequate rationale and/or disclosure or support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger). However, vote in accordance with the Agent’s recommendations FOR new or materially amended plans, contracts or payments that require change in control provisions to be double-triggered and defined to require an actual change in control, except that plans, contracts or payments not meeting such standards may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent. Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program and generally voting FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration. For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)	Long-term incentive plans: Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because they are cash-based or lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(2)	Short-term incentive plans: Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

9.	State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.	Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.	Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•	Election of Directors

•	Converting Closed-end Fund to Open-end Fund

•	Proxy Contests

•	Investment Advisory Agreements

•	Preferred Stock Proposals

•	1940 Act Policies

•	Changing a Fundamental Restriction to a Nonfundamental Restriction

•	Change Fundamental Investment Objective to Nonfundamental

•	Name Rule Proposals

•	Disposition of Assets/Termination/Liquidation

•	Changes to the Charter Document

•	Changing the Domicile of a Fund

•	Change in Fund’s Subclassification

•	Distribution Agreements

•	Mergers

•	Reimburse Shareholder for Expenses Incurred

•	Terminate the Investment Advisor

12.	Social and Environmental Issues

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.	Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	the appointment of shareholders to co-sign the minutes of the meeting

•	regulatory filings (e.g., to effect approved share issuances)

•	the designation of inspector or shareholder representative(s) of minutes of meeting

•	the designation of two shareholders to approve and sign minutes of meeting

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited it use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled. Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate. If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support. For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply; in addition, nominees (or slates of nominees) will be voted AGAINST if they do not comply with regulatory requirements to disclose audit fees broken down by category.

Negative recommendations from the Agent on slate ballots of nominees at Canadian issuers will be considered on a CASE-BY-CASE basis if the board is classified or the Agent cites other concerns not otherwise supported by these Guidelines, generally voting AGAINST when concerns relate to dual class capital structures or other anti-takeover/entrenchment devices.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

Vote FOR non-independent directors who sit on the compensation or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections. Specifically, at listed subsidiary companies with publicly-traded parent companies, generally vote AGAINST reelection of top executives if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards. At listed subsidiaries with the U.S.-style board-with-committees, generally also vote AGAINST nominating committee members who are insiders or affiliated outsiders if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards. However, so that companies may have time to identify and recruit qualified candidates, for 2010, generally DO NOT VOTE AGAINST the reelection of executives if the company has at least one independent director.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•	Bundled slates of nominees (e.g., France, Hong Kong or Spain);

•	Simultaneous reappointment of retiring directors (e.g., South Africa);

•

In markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•

Nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent (e.g., director terms longer than four years) indicate diminished accountability to shareholders and so dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised. The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•	The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•	Culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•	The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•	The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•	The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•	Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.

For markets such as the tax havens, Australia, Canada, Hong Kong, Malaysia, Singapore and South Africa (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply. The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee. For issuers in Canada, generally vote AGAINST a slate of nominees if one or more nominees fail the attendance Guideline, unless the Agent cites compelling reasons for supporting the slate (e.g., the issuer’s commitment to replace slate elections with individual elections within a year).

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees. In cases in which multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s). If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•	The advance general meeting documents do not specify fees paid to non-executive directors;

•	The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•	It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally vote FOR retirement bonus proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served. In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments) that:

•	Exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•

Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are adequately mitigated by other requirements such as long-term vesting (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•	Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•	Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•	Permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•	For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•

Provide for vesting upon change in control if deemed to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•

Provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•	Permit post-employment vesting if deemed inappropriate by the Agent;

•

Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•

Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above, or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, severance/termination payments relative to multiples of annual compensation, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if:

(1)	The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation;

(2)	The recipient’s overall compensation appears reasonable;

(3)	Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)	The board and/or responsible committee meets exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)	Permit practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)	Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)	Cite long-term incentive plans deemed to be inadequately based on equity awards (e.g., cash-based plans or plans lacking an appropriate equity component);

(4)	Cite equity award valuation methods triggering a negative recommendation from the Agent;

(5)	For issuers in the United Kingdom, include components, metrics or rationales that have not been adequately disclosed;

(6)	For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)	Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)	The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)	The recipient’s overall compensation appears reasonable, and;

(3)	The board and/or responsible committee meets exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong). Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows. Generally:

•

Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorizations.

•	The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•

Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•

Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors but not severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange or market standards for independence. Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall compensation package and/or program at issue appears reasonable. Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for European companies in the MSCI EAFE index, provided the level of disclosure and independence meet the Agent’s standards. However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote FOR ratification of auditors or approval of auditors’ fees if it appears that remuneration for the non-audit work is not so lucrative as to taint the auditor’s independence.

In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets. In any markets, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•	It is editorial in nature;

•	Shareholder rights are protected;

•	There is negligible or positive impact on shareholder value;

•	Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•	It seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•	The company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•	It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•	It reduces relevant disclosure to shareholders;

•	It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•	It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•

It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•

Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•

If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•

Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Fund’s portfolio:

Uri D. Landesman. Mr. Landesman is Senior Vice President and Head of International Equities and will be responsible for implementing the Fund’s overall investment strategy, including determining the Fund’s allocation of investments among its sleeves as well as analysis and security selection for the Rest-of-the-World sleeve of the Fund. Before joining ING IM in 2006, Mr. Landesman was at Federated Investors from 2003-2006, where he was recently Director of Global Equity Research. During his tenure at Federated Investors, Mr. Landesman managed three international large-cap growth funds and two global core funds. Prior to working at Federated Investors, he served as an investment professional with Arlington Capital Management from 2001-2003. Mr. Landesman has over 20 years of experience and began his career at Sanford C. Bernstein & Co.

Martin Jansen. Mr. Jansen is Senior Portfolio Manager and along with Mr. Landesman, will be responsible for implementing the Fund’s overall investment strategy, including determining the Fund’s allocation of investments among its sleeves as well as analysis and security selection for the Rest-of-the-World sleeve of the Fund. Mr. Jansen has 28 years of investment experience. He joined ING IM in 1997 as senior manager to co-manage U.S. equity portfolios. Prior to joining ING IM, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund. He received a Bachelor of Commerce and M.B.A. from the University of the Witwatersrand, South Africa.

Nicolas Simar. Head of Value/High Dividend, is responsible for the High Dividend strategies. Mr. Simar started his career at the Banque Bruxelles Lambert in 1996 (now part of ING) as an Investment Manager of Fixed Income and moved three years later to the Equity team to manage the Euro High Dividend strategy. Mr. Simar has ten years of investment experience.

Manu Vandenbulck. Mr. Vandenbulck is a senior investment manager and along with Mr. Simar, will be responsible for analysis and security selection for the European sleeve of the Fund. Mr. Vandenbulck joined ING IM Europe in 2001 and has managed the Europe High Dividend fund since its inception at the end of 2004. From 2001 to 2004, he was senior manager for equities and balanced portfolios. Mr. Vandenbulck has 10 years of investment experience. During 2000 and 2001, he was private equity analyst for FLV Fund (Technology). He began his career as fixed income manager in 1997. He has a degree in Economics, and is a Certified European Financial Analyst.

Frank van Etten. Mr. Van Etten is currently an Investment Manager of Structured Products and joined IIM Europe in 2002. In this capacity he is responsible for managing a range of structured products and the execution of transactions in the derivatives portfolios. Furthermore Mr. Van Etten also carries out research in structured products development and option strategies and markets. Mr. Van Etten obtained his Master’s degree in econometrics from Tilburg University in 2003, specializing in quantitative finance.

Bas Peters. Mr. Peeters joined IIMA in 1998. Currently, Mr. Peeters is Head of Structured Products and will be responsible for the structure of the Fund’s option strategy. In this capacity he is responsible for the research, marketing and portfolio management activities of this department. Previously he was Head of Research Structured Products, where he worked on product development and implementation of structured products research. Until 2001 he also was jointly responsible for portfolio management and derivatives trading. In addition, since 2002 he has carried out research in financial economics at the Free University of Amsterdam. His previous working experience comprises postdoctoral research positions at universities in London and Belgium. Mr. Peeters obtained a Master’s degree in Theoretical Physics (Cum Laude) from the University of Utrecht, The Netherlands in 1990, where he also studied Mathematics. He obtained his PhD in Theoretical Physics at Stony Brook University, New York in 1995.

Teik Cheah. Mr. Cheah is the Regional Head of Quantitative Resources & Investment Risk at ING IM Asia/Pacific and will be primarily responsible for the overall construction of the Asia Pacific sleeve of the Fund with Mr. Toovey. He resides in Hong Kong, and the work of his team involves the management of portfolios and the design of various investment processes and models, asset allocation, security selection, risk analytics and derivatives strategies. The coverage of his work is Asia Pacific and is applied to various retail, institutional and proprietary insurance portfolios. He was previously the regional quantitative investment manager. He joined ING IM Asia/Pacific in 2001. Prior to ING IM Asia/Pacific, he was the manager of proprietary trading in Keppel Securities in Singapore, managing absolute return long/short portfolios, arbitrage, derivatives trading, and structured derivatives for the company’s proprietary capital. His previous industry roles included working as a portfolio manager and also as an investment analyst. His academic qualifications are a Doctor of Philosophy (Curtin University of Technology), a Bachelor of Commerce (University of Western Australia), and a Bachelor of Law (University of Western Australia). He is a Chartered Financial Analyst.

David Powers. Mr. Power will serve as portfolio manager for the Fund and will be resposible for the security analysis and selection within the telecom services, utilities and materials sectors. Mr. Powers joined ING IM in June 2007 and has over 14 years of investment experience. Before joining ING IM, Mr. Powers worked for Federated. Investors from JUne 2001 until May 2007. Prior to that, he worked at the State Teachers Retirement System of Ohio from January 1997 until May 2001. Mr. Powers began his investing carer at the State Teachers Retirement System of Ohio and held numerous positions including co-portfolio manager. Mr. Powers earned a B.S. in Accounting from Fairleigh Dickinson University and an M.S. in Accounting and an M.B.A. in Finance and International Business from Keni State University. Mr.Powers holds the Chartered Financial Analyst Designation. Mr.Powers is also a Certified Public accountant and a Certified Financial Planner.

(a) (2) (i-iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Adviser as of February 28, 2010, unless otherwise noted:

		Mutual Funds Registered Investment Companies	Trusts, Sep Accts and Stable Value Other Pooled Investment Vehicles and Alternative	Other Accounts, IIM Managed
	Portfolio Manager	Number of Accts / Total Assets (in millions)	Number of Accts / Total Assets (in millions)	Number of Accts / Total Assets (in millions)
	Uri Landesman	6 accounts / $1,636	4 accounts / $66	32 accounts / $1,182
	David Powers	5 accounts / $1,744	1 accounts / $35	0 accounts / $0
IIM Portion	Martin Jansen	3 accounts / $299	0 accounts / $0	5 accounts / $83

	Nicolas Simar	2 accounts / $1,202	10 accounts / $6,364	0
	Manu Vandenbulck	1 account / $86	3 accounts / $1,517	0
	Bas Peeters	5 accounts / $1,689	135 accounts / $13,000	0
IIM BV Portion	Frank van Etten	5 accounts / $1,689	135 accounts / $13,000	0
IIM Asia Portion	Teik Cheah	2 accounts / $296	3 accounts / $71	2 accounts / $268

(a) (2) (iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM, ING IM Europe and ING IM Asia/Pacific have each adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

(a) (3) Compensation

ING IM

Compensation for ING IM generally consists of (a) a fixed base salary; (b) a bonus which is based on INGIM’s calendar year performance, consisting of one-year pre-tax performance of the accounts for which the portfolio managers are primarily and jointly responsible compared to account benchmarks and relevant peer groups (see below), and revenue growth of the accounts for which they are responsible for; and (c) long-term equity awards tied to the performance of ING Investments’ and ING IM’s parent company, ING Groep.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the ING IM’s annual incentive plan was developed to closely tie compensation to performance, structured in such a ways as to drive performance and promote retention of top talent. Investment performance is measured on both index and Adviser relative performance in all areas. The relevant index is the MSCI AC (All Countries) ex USA IndexSM and, where applicable, peer groups including, but not limited to, Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow). The portfolio managers participate in ING’s Pension, Retirement and Options plans, which do not discriminate in favor of portfolio managers or group of employees that include portfolio managers and are available generally to all salaried employees.

ING IM Europe

Within ING IM Europe, the portfolio managers’ compensation typically consists of a base salary and a bonus which is based on ING IM Europe’s performance as well as the 1-year pre-tax performance of the accounts that the portfolio managers are primarily and jointly responsible for, relative to the performance of the accounts’ benchmarks. In addition, the portfolio managers are offered long-term equity awards, such as stocks and/or stock options, which are tied to the performance of the Sub-Adviser’s parent company, ING Groep.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the ING IM Europe annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM Europe has defined indices and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus benchmark(s) over a one year period. The results for overall ING IM Europe scorecards are calculated on an asset-weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are typically weighted by 20% being attributable to the overall ING IM Europe performance and 80% attributable to their specific team results.

ING IM Asia/Pacific

Compensation for portfolio managers employed by ING IM Asia/Pacific generally consists of (a) fixed base salary; (b) bonus which is based on ING IM Asia/Pacific’s calendar year performance, consisting of one-year pre-tax performance of the accounts for which the portfolio managers are primarily and jointly responsible compared to account benchmarks and relevant peer groups (as described below), and revenue growth of the accounts for which they are responsible for; and (c) long-term equity awards tied to the performance of ING Investments’ and ING IM Asia/Pacific’s parent company, ING Groep.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the ING IM Asia/Pacific’s annual incentive plan was developed to closely tie compensation to performance, structured in such a ways as to drive performance and promote retention of top talent. Investment performance is measured on both index and Adviser relative performance in all areas. The relevant index is the MSCI AC (All Countries) Asia Pacific ex Japan IndexSM. Relevant peer groups include Morningstar Pacific/Asia-Ex Japan Stock funds and Lipper category China Region funds. The portfolio managers participate in ING’s Pension, Retirement and Options plans, which do not discriminate in favor of portfolio managers or group of employees that include portfolio managers and are available generally to all salaried employees.

(a) (4) Ownership of Securities

portfolio manager	Dollar Range of Fund Shares Owned
Nicolas Simar	None
Frank van Etten	None
Willem van Dommelen	None
Bas Peters	None
Teik Cheah	None
Martin Jansen	None
Uri D. Landesman	None
David Powers	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
MARCH 1-31, 2009	57,659	$6.72	57,659	755,341
APRIL 1-30, 2009	0	—	0	755,341
MAY 1-31, 2009	0	—	0	755,341
JUNE 1-30, 2009	0	—	0	755,341
JULY 1-31, 2009	0	—	0	755,341
AUGUST 1-31, 2009	0	—	0	755,341
SEPTEMBER 1-30, 2009	0	—	0	755,341
OCTOBER 1-31, 2009	0	—	0	755,341
NOVEMBER 1-30, 2009	0	—	0	755,341
DECEMBER 1-31, 2009	0	—	0	755,341
JANUARY 1-31, 2010**	n/a	n/a	n/a	n/a
FEBRUARY 1-28, 2010**	n/a	n/a	n/a	n/a
TOTAL	57,659

*	The Registrant’s repurchase program, which authorized the repurchase of 813,000 shares, was announced on December 5, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
**	The repurchase program expired on December 31, 2009

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(l)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)	(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)		The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

	(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING International High Dividend Equity Income Fund

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 7, 2010

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 7, 2010